UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                         ACT OF 1934

Date of Report (Date of earliest event reported):   December
                           1, 2000




                  E-Com Technologies Corp.
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)


      Nevada              0-31503            98-0199981
------------------- -------------------  -------------------
     (State of       (Commission file     (I.R.S. Employer
  incorporation)          number)        Identification No.)



             1281 West Georgia Street, Suite 388
             Vancouver, British Columbia V6E 3J7
   ------------------------------------------------------
          (Address of principal executive offices)


  Registrant's telephone number, including area code: (604)
                          608-6336



                       Not Applicable
   ------------------------------------------------------
   (Former name or address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On November 23, 2000, E-Com Technologies Corp. (the "Company") dismissed Brad Beckstead, CPA as the Company's independent auditor. The decision to change independent auditors was approved by the Company's Board of Directors.

No disagreements exist between the Company and Brad Beckstead, CPA with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Attached to this Current Report on Form 8-K is a letter from Brad Beckstead, CPA to the Securities and Exchange Commission that states that Brad Beckstead, CPA agrees with the foregoing statement.

On  December 1, 2000, the Company engaged KPMG, LLP  as  the
Company's   independent  auditor  to  audit  the   Company's
financial statements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)  Exhibits

   The following Exhibits are filed as part of this report:

    Exhibit    Description
    Number
    ---------  -----------
    16         Letter from Brad Beckstead,
               CPA regarding change in
               independent accounts.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                  E-Com Technologies Corp.


    December    /s/ Darcy James Malish
    1, 2000
    ----------  ----------------------
    (Date)      Darcy James Malish,
                President


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                        Exhibit Index
                        -------------


         Exhibit       Description
         Number
         ------------  -----------
         16            Letter from Brad
                       Beckstead, CPA
                       regarding change in
                       independent accounts.


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